ContiMortgage Home Equity Loan Trust, Series 1996-4
(October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                              Modeling Assumptions

Loan Group I:  $675,000,000 Fixed Rate Collateral
Loan Group II: $225,000,000 Adjustable Rate Collateral

Loan Group I Prepayment Assumption: 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that the prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 and remain at 20% CPR thereafter on a seasoning adjusted basis.


Loan Group II Prepayment Assumption: Prepayments remain constant at 21% CPR throughout the life of the collateral.


                                                        Delay     Day        Dated   Settlement
Class   Loan Group   Balance       WAL       Coupon     Days     Count       Date       Date    Notes
-----   ----------   -------       ---       ------     ----     -----       ----       ----    -----
 A-1         I       $96,500,000   0.50  1 m. LIB + 7   None   Actual/360  12/12/96   12/12/96   (1)
 A-2         I      $113,900,000   1.14      6.21%       14      30/360    11/23/96   12/12/96   (2)
 A-3         I      $139,800,000   2.08      6.29%       14      30/360    11/23/96   12/12/96   (2)
 A-4         I       $62,900,000   3.08      6.48%       14      30/360    11/23/96   12/12/96   (2)
 A-5         I       $71,700,000   4.08      6.69%       14      30/360    11/23/96   12/12/96   (2)
 A-6         I       $37,800,000   5.20      6.80%       14      30/360    11/23/96   12/12/96   (2)
 A-7         I       $59,100,000   7.00      7.07%       14      30/360    11/23/96   12/12/96   (2)
 A-8         I       $43,300,000  11.45      7.30%       14      30/360    11/23/96   12/12/96   (2)
 A-9         I       $50,000,000   7.01      6.95%       14      30/360    11/23/96   12/12/96   (2)
 A-10       II      $225,000,000   3.96  1 m. LIB + 26  None   Actual/360  12/12/96   12/12/96   (3)
A-11IO       I         (4)                   0.99%       14      30/360    11/23/96   12/12/96   (4)
A-12IO      II         (5)                   0.95%       14      30/360    11/23/96   12/12/96   (5)

Notes
--------------------------------------------------------------------------------
(1) Class A-1 Floater is uncapped and settles flat; Actual/360 day count; assumes 1 month LIBOR as 5.375%.

(2) Classes A-2 through A-9 and Class A-11IO and Class A-12IO settle with accrued interest; 30/360 day count.

(3) Class A-10 Floater settles flat; Actual/360 day count; assumes 1 month LIBOR as 5.375% and 6 month LIBOR as 5.540%.

(4) Class A-11IO Notional Balance is the outstanding Loan Group I bond balance each month.

(5) Class A-12IO Notional Balance is the outstanding Loan Group II bond balance each month.

ContiMortgage Home Equity Loan Trust, Series 1996-4
(October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                              Modeling Assumptions

             OC uses excess from both Loan Group I and Loan Group II

                                            Loan Group I                              Loan Group II
                                            ------------                              -------------
OC Target Months 1-4:                       $500,000                                  $500,000
OC Ramp thereafter:                         2.60% as % of initial principal balance   2.50% as % of initial principal balance
OC Step (rule applies for each Loan Group)  5.20% as % of current principal balance   5.00% as % of current principal balance

The OC Step occurs when the period is 31 and the current principal balance is less than 50% of the initial principal balance.

OC Floor:                                   0.50% as % of initial principal balance   0.50% as % of initial principal balance
OC Carveout:                                n/a                                       0.50% - after month 12 on Loan Group II
Servicing:                                  0.50%                                     0.50%
Trustee:                                    0.01%                                     0.01%
MBIA Fees:                                  0.10%                                     0.10%
Class A-11IO Carveout                       0.99%                                     n/a
Class A-12IO Carveout                       n/a                                       0.95%
Losses:                                     0.00%                                     0.00%

Class A-1 Floater is uncapped and is backed by fixed rate collateral from Loan Group I.

Class A-9 Lock Bond is allocated principal pari passu with the class of bonds that is currently receiving principal payments in a ratio equal to the product
a) the outstanding principal balance of the Lock Bond divided by the outstanding principal balance of all fixed rate classes and b) a specified percentage.

The specified percentage is as follows:

 Distribution Periods    Applicable Percentages
 --------------------    ----------------------
 Month 1 - Month 36                0%
 Month 37 - Month 60              45%
 Month 61- Month 72               80%
 Month 73 - Month 84             100%
 Month 85 - End                  140%

Class A-10 Floater assumes 1 month LIBOR of 5.375% and 6 month LIBOR of 5.540%

ContiMortgage Home Equity Loan Trust, Series 1996-4
(October 31, 1996 Preliminary Cut-Off Date)

                                Summary of Bonds

   To                                       Avg                                 1st pay-      Last pay-
Maturity                                   Life      CBE                        ment Date     ment Date      Modified  Legal
  Class        Amount          Coupon     (yrs.)    Yield          Price         (mm/yy)       (mm/yy)       Duration  Final
--------    ------------       ------     ------    -----        ----------     ---------     ---------      --------  -----
   A-1      $ 96,500,000        5.45%      0.50     5.59%        100.00000%     15-Jan-97     15-Oct-97        0.48     TBD
   A-2      $113,900,000        6.21%      1.14     6.07%        100.00000%     15-Oct-97     15-Jun-98        1.07     TBD
   A-3      $139,800,000        6.29%      2.08     6.24%        100.00000%     15-Jun-98     15-Aug-99        1.89     TBD
   A-4      $ 62,900,000        6.48%      3.08     6.48%        100.00000%     15-Aug-99     15-Jun-00        2.71     TBD
   A-5      $ 71,700,000        6.69%      4.08     6.71%        100.00000%     15-Jun-00     15-Sep-01        3.46     TBD
   A-6      $ 37,800,000        6.80%      5.20     6.84%        100.00000%     15-Sep-01     15-Sep-02        4.25     TBD
   A-7      $ 59,100,000        7.07%      7.00     7.12%        100.00000%     15-Sep-02     15-Sep-05        5.33     TBD
   A-8      $ 43,300,000        7.30%     11.45     7.37%        100.00000%     15-Sep-05     15-Oct-11        7.46     TBD
   A-9      $ 50,000,000        6.95%      7.01     7.00%        100.00000%     15-Jan-00     15-Oct-11        5.25     TBD
   A-10     $225,000,000        5.64%      3.96     5.80%        100.00000%     15-Jan-97     15-Oct-17        3.16     TBD

                                          Avg                                   1st pay-      Last pay-
 To Call                                  Life      CBE                         ment Date     ment Date      Modified
  Class        Amount          Coupon    (yrs.)    Yield           Price         (mm/yy)       (mm/yy)       Duration
 -------    ------------       ------    ------    -----         ----------     ---------     ---------      --------
   A-7      $ 59,100,000        7.07%     7.00     7.12%         100.00000%     15-Sep-02     15-Jul-05        5.33
   A-8      $ 43,300,000        7.30%     8.59     7.37%         100.00000%     15-Jul-05     15-Jul-05        6.18
   A-9      $ 50,000,000        6.95%     6.55     7.00%         100.00000%     15-Jan-00     15-Jul-05        5.03
   A-10     $225,000,000        5.64%     3.54     5.79%         100.00000%     15-Jan-97     15-Jul-05        2.95

Notes:
---------------------
1 Fixed Rate Certificates (Class A-1 to A-9) Pricing Prepayment = 120% of the
  Prepayment Assumption. A 100% Prepayment Assumprion assumes prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 thereafter on a seasoning adjusted basis.

2 Adjustable Rate Certificates (Class A-10) Pricing Prepayment = 21% CPR throughout the life of the collateral.

3 Coupons and prices are assumed for computational materials.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information Relating to the Collateral

                          Fixed Rate Home Equity Loans
                 Characteristics of the Mortgage Pool as of the
                   Preliminary Cut-Off Date October 31, 1996:

Total Number of Loans:                                          9,887
Total Outstanding Loan Balance:                          $582,035,109
       Balloon (% of Total):                                   55.24%
       Level Pay (% of Total):                                 44.76%
Average Loan Principal Balance:                               $58,869   ($3,785  to $449,768)
Weighted Average LTV:                                          71.71%   (4.00% to 93.00%)
Weighted Average CLTV :                                        74.92%   (8.00% to 95.00%)
Weighted Average Home Equity Ratio (2nd Liens):                95.74%   (6.50% to 100.00%)
Weighted Average Coupon:                                       11.90%   (8.15% to 19.29%)
Weighted Average Remaining Term to Maturity (months):           211.0   (46 to 360)
Weighted Average Seasoning (months):                              1.0
Weighted Average Original Term (months):                        211.9   (48 to 360 )

Range of Original Terms:        Level Pay                        Balloons
                            -----------------              -------------------
                             Up to 60:  0.15%               Up to 60:    0.01%
                             61 - 120:  1.86%               61 - 120:    0.01%
                            121 - 180: 13.27%              121 - 180:   55.24%
                            181 - 240: 16.34%
                            241 - 300:  0.19%
                            301 - 360: 12.95%

Lien Position:  1st Lien:  93.03%
                2nd Lien:   6.97%

Property Type:
             Single Family Detached:  85.68%    2-4 Family: 7.97%
             Single Family Attached:   2.95%    Other:      3.40%

Occupancy Status:
             Owner Occupied:      95.16%
             Non-Owner Occupied:   4.84%

Geographic Distribution:                            OH: 9.93%    NJ: 6.19%
(states not listed individually account for         NY: 9.00%    FL: 6.08%
less than 5.00% of the Outstanding Mortgage Pool    IL: 6.52%    NC: 5.79%
principal balance)                                  PA: 6.26%

Credit Quality:                                      A: 52.41%
(per ContiMortgage's guidelines)                     B: 26.47%

                                                     C: 16.04%
                                                     D:  5.08%

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information relating to the Collateral

                        Adjustable Rate Home Equity Loans
                 Characteristics of the Mortgage Pool as of the
                   Preliminary Cut-Off Date October 31, 1996:

Total Number of Loans:                     2,455
Total Outstanding Loan Balance:     $196,656,403
       Balloon (% of Total):               0.29%
       Level Pay (% of Total):            99.71%
      Adjustable (% of Total):           100.00%
      ARM Adjustment Type:     "3 / 27"        "2 / 28"        "6 Month"
                               --------        --------        ---------
                                15.50%           4.43%           80.06%

Average Loan Principal Balance:                        $80,104   ($10,000 to $444,459)
Weighted Average LTV:                                   74.51%   (13.00% to 90.00%)
Weighted Average Coupon:                                10.44%   (6.99% to 16.10%)
Weighted Average Gross Margin:                           6.77%   (0.60% to 16.00%)
Weighted Average Gross Life Cap:                        16.72%   (11.40% to 22.10%)
Weighted Average Periodic Cap:                           1.06%   (1.00% to 6.00%)
Weighted Average Remaining Term to Maturity (months):    356.4   (120 to 360)
Weighted Average Seasoning (months):                       0.7
Weighted Average Original Term (months):                 357.1   (120 to 360)

Range of Original Terms:         Adjustable             Balloons
                           --------------------  -------------------
                            61 - 120:     0.04%  121 - 180:    0.29%
                           121 - 180:     1.12%
                           181 - 240:     0.21%
                           241 - 300:     0.03%
                           301 - 360:    98.29%

Lien Position:   1st Lien:  100.00%
                 2nd Lien:    0.00%

Property Type:
                 Single Family Detached: 91.21%       2-4 Family: 3.58%
                 Single Family Attached:  1.38%       Other:      3.83%

Occupancy Status:
                 Owner Occupied:     96.79%
                 Non-Owner Occupied:  3.21%

Geographic Distribution:                            MI: 34.22%
(states not listed individually account for         CA: 10.15%
less than 5.00% of the Outstanding Mortgage Pool    IL:  6.66%
principal balance)

Credit Quality:                                     A: 45.31%
(per ContiMortgage's guidelines)                    B: 27.89%
                                                    C: 22.42%
                                                    D:  4.37%

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Geographic Location

                                              Number of                                    Percentage of
                                            Home Equity                Aggregate               Aggregate
                    Geographic Location           Loans             Loan Balance            Loan Balance
                                Alabama               5              $233,322.24                   0.04%
                               Arkansas              36             1,815,826.60                   0.31%
                                Arizona              85             5,725,686.30                   0.98%
                             California             151            14,083,184.69                   2.42%
                               Colorado             114             7,237,254.20                   1.24%
                            Connecticut              90             7,962,917.58                   1.37%
                                     DC              44             3,362,084.00                   0.58%
                               Delaware              58             3,752,747.50                   0.64%
                                Florida             625            35,376,249.06                   6.08%
                                Georgia             263            13,928,407.76                   2.39%
                                 Hawaii               2               368,750.00                   0.06%
                                   Iowa              12               376,653.35                   0.06%
                                  Idaho              31             2,050,008.02                   0.35%
                               Illinois             681            37,935,732.01                   6.52%
                                Indiana             476            21,233,098.46                   3.65%
                                 Kansas              48             2,923,013.91                   0.50%
                               Kentucky             178             9,777,067.36                   1.68%
                              Louisiana               5               317,187.51                   0.05%
                          Massachusetts             242            18,605,721.53                   3.20%
                               Maryland             367            26,630,018.26                   4.58%
                                  Maine              14               598,893.01                   0.10%
                               Michigan           1,260            57,897,716.94                   9.95%
                              Minnesota              66             3,585,970.16                   0.62%
                               Missouri             215            10,216,520.98                   1.76%
                            Mississippi              14               587,919.76                   0.10%
                                Montana               3               278,276.65                   0.05%
                         North Carolina             652            33,705,348.97                   5.79%
                               Nebraska               6               243,561.09                   0.04%
                          New Hampshire              18               886,598.89                   0.15%
                             New Jersey             461            36,041,592.92                   6.19%
                             New Mexico              79             5,561,649.75                   0.96%
                                 Nevada              23             1,277,635.18                   0.22%
                               New York             618            52,362,438.17                   9.00%
                                   Ohio           1,057            57,805,183.95                   9.93%
                               Oklahoma              42             1,985,794.97                   0.34%
                                 Oregon              36             2,721,742.41                   0.47%
                           Pennsylvania             649            36,434,983.95                   6.26%
                           Rhode Island              64             4,288,315.36                   0.74%
                         South Carolina             294            14,649,705.79                   2.52%
                           South Dakota               1                44,807.63                   0.01%
                              Tennessee             206            10,482,083.13                   1.80%
                                  Texas              78             5,409,967.17                   0.93%
                                   Utah             125             9,367,510.90                   1.61%
                               Virginia             224            10,926,492.11                   1.88%
                                Vermont               2               146,993.57                   0.03%
                             Washington              58             5,387,014.44                   0.93%

                              Wisconsin              98             5,119,957.61                   0.88%
                          West Virginia               8               226,853.37                   0.04%
                                Wyoming               3                98,650.23                   0.02%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

                                    Page 6

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Original Loan-to-Value Ratio (LTV)

                                              Number of                                    Percentage of
                                            Home Equity                Aggregate               Aggregate
                     Original LTV's(a)            Loans             Loan Balance            Loan Balance
                          0.00% to 5.00%              5               $51,897.89                   0.01%
                         5.01% to 10.00%             48               778,062.44                   0.13%
                        10.01% to 15.00%            259             5,574,471.00                   0.96%
                        15.01% to 20.00%            328             8,719,865.18                   1.50%
                        20.01% to 25.00%            313             9,485,048.44                   1.63%
                        25.01% to 30.00%            242             8,054,787.86                   1.38%
                        30.01% to 35.00%            205             6,738,662.05                   1.16%
                        35.01% to 40.00%            238             8,699,846.46                   1.49%
                        40.01% to 45.00%            216             8,433,481.57                   1.45%
                        45.01% to 50.00%            347            12,658,457.00                   2.17%
                        50.01% to 55.00%            272            12,869,560.02                   2.21%
                        55.01% to 60.00%            502            24,848,959.21                   4.27%
                        60.01% to 65.00%            663            36,022,312.05                   6.19%
                        65.01% to 70.00%            951            55,296,927.14                   9.50%
                        70.01% to 75.00%          1,192            78,455,985.52                  13.48%
                        75.01% to 80.00%          2,309           153,399,499.42                  26.36%
                        80.01% to 85.00%          1,107            89,289,444.05                  15.34%
                        85.01% to 90.00%            688            62,538,264.23                  10.74%
                        90.01% to 95.00%              2               119,577.87                   0.02%
                        --------------------------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

(a) decimals have been truncated.

Distribution by Combined Loan-to-Value Ratio (LTV)

                                              Number of                                    Percentage of
                                            Home Equity                Aggregate               Aggregate
                     Combined LTV's (a)           Loans             Loan Balance            Loan Balance
                      5.01% to 10.00%                 4               $66,965.78                   0.01%
                     10.01% to 15.00%                22               308,230.39                   0.05%
                     15.01% to 20.00%                35               679,677.64                   0.12%
                     20.01% to 25.00%                83             1,922,478.18                   0.33%
                     25.01% to 30.00%                97             2,622,488.95                   0.45%
                     30.01% to 35.00%               123             3,268,940.72                   0.56%
                     35.01% to 40.00%               188             6,338,708.65                   1.09%
                     40.01% to 45.00%               186             6,991,479.90                   1.20%
                     45.01% to 50.00%               351            12,281,602.70                   2.11%
                     50.01% to 55.00%               276            12,335,901.01                   2.12%
                     55.01% to 60.00%               540            25,734,173.17                   4.42%
                     60.01% to 65.00%               723            37,719,697.61                   6.48%
                     65.01% to 70.00%             1,059            59,645,835.66                  10.25%
                     70.01% to 75.00%             1,358            83,724,376.68                  14.38%
                     75.01% to 80.00%             2,700           165,952,975.70                  28.51%
                     80.01% to 85.00%             1,447            99,715,023.09                  17.13%
                     85.01% to 90.00%               691            62,588,728.87                  10.75%
                     90.01% to 95.00%                 4               137,824.70                   0.02%
                                        ----------------------------------------------------------------

                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Coupon Rates

                                              Number of                                    Percentage of
                                            Home Equity                Aggregate               Aggregate
                             Coupon (a)           Loans             Loan Balance            Loan Balance
                       8.01% to 9.00%                84            $7,795,830.35                   1.34%
                      9.01% to 10.00%               704            55,209,593.92                   9.49%
                     10.01% to 11.00%             1,924           134,512,328.08                  23.11%
                     11.01% to 12.00%             2,440           154,915,661.42                  26.62%
                     12.01% to 13.00%             2,087           116,279,337.09                  19.98%
                     13.01% to 14.00%             1,307            63,117,203.01                  10.84%
                     14.01% to 15.00%               707            29,184,631.79                   5.01%
                     15.01% to 16.00%               403            14,262,163.26                   2.45%
                     16.01% to 17.00%               113             3,698,042.69                   0.64%
                     17.01% to 18.00%                99             2,516,113.57                   0.43%
                     18.01% to 19.00%                17               508,225.69                   0.09%
                     19.01% to 20.00%                 2                35,978.53                   0.01%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

(a) decimals have been truncated.

Distribution by Current Loan Balances

                                                    Number of                                    Percentage of
                                Current           Home Equity                Aggregate               Aggregate
                        Loan Balance(a)                 Loans             Loan Balance            Loan Balance
                             $0 to $25,000.00           1,549           $29,110,158.05                   5.00%
                      25,000.01 to  50,000.00           3,612           135,953,596.39                  23.36%
                      50,000.01 to  75,000.00           2,372           144,935,442.09                  24.90%
                      75,000.01 to 100,000.00           1,134            97,850,081.58                  16.81%
                     100,000.01 to 125,000.00             577            64,365,212.31                  11.06%
                     125,000.01 to 150,000.00             278            37,865,288.58                   6.51%
                     150,000.01 to 175,000.00             151            24,372,551.25                   4.19%
                     175,000.01 to 200,000.00              88            16,395,669.51                   2.82%
                     200,000.01 to 225,000.00              51            10,895,435.93                   1.87%
                     225,000.01 to 250,000.00              28             6,656,679.17                   1.14%
                     250,000.01 to 275,000.00              20             5,164,757.43                   0.89%
                     275,000.01 to 300,000.00              13             3,733,341.24                   0.64%
                     300,000.01 to 325,000.00               9             2,830,244.63                   0.49%
                     325,000.01 to 350,000.00               2               677,246.03                   0.12%
                     350,000.01 to 375,000.00               1               372,000.00                   0.06%
                     400,000.01 to 425,000.00               1               407,636.73                   0.07%
                     425,000.01 to 450,000.00               1               449,768.48                   0.08%
                                        ----------------------------------------------------------------------
                                        Total           9,887          $582,035,109.40                 100.00%
                                        ======================================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Types of Mortgaged Property

                                              Number of                                    Percentage of
                               Property     Home Equity                Aggregate               Aggregate
                                  Types           Loans             Loan Balance            Loan Balance
                            Condominium              84            $4,614,392.42                   0.79%
                   Manufactured Housing             157            $8,093,862.67                   1.39%
                              Mixed Use              33            $3,233,716.33                   0.56%
               Planned Unit Development              46            $3,846,764.76                   0.66%
                 Single Family Attached             367            17,145,342.70                   2.95%
                 Single Family Detached           8,538           498,661,306.06                  85.68%
                     Two-to-Four Family             662            46,439,724.46                   7.98%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

Distribution by Months since Origination

                         Months Elapsed       Number of                                    Percentage of
                      Since Origination     Home Equity                Aggregate               Aggregate
                                                  Loans             Loan Balance            Loan Balance
                          0 to 1 months           6,250          $369,009,126.67                  63.40%
                         2 to 12 months           3,631           212,706,139.82                  36.55%
                        13 to 24 months               6               319,842.91                   0.05%
                                        ----------------------------------------------------------------

                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

(a) decimals have been truncated.

Distribution by Remaining Term to Maturity

                                             Number of                                    Percentage of
                     Remaining Term (a)    Home Equity                Aggregate               Aggregate
                                                 Loans             Loan Balance            Loan Balance
                        0 to 120 months            470           $11,726,014.22                   2.01%
                      121 to 180 months          6,575           398,729,485.73                  68.51%
                      181 to 240 months          1,802            95,089,620.00                  16.34%
                      241 to 360 months          1,040            76,489,989.45                  13.14%
                                        ---------------------------------------------------------------

                                  Total          9,887          $582,035,109.40                 100.00%
                                        ===============================================================

(a) decimals have been truncated.

Distribution by Original Term to Maturity

                                             Number of                                    Percentage of
                      Original Term (a)    Home Equity                Aggregate               Aggregate
                                                 Loans             Loan Balance            Loan Balance
                        0 to 120 months            470           $11,726,014.22                   2.01%
                      121 to 180 months          6,575           398,729,485.73                  68.51%
                      181 to 240 months          1,802            95,089,620.00                  16.34%
                      241 to 360 months          1,040            76,489,989.45                  13.14%
                                        ---------------------------------------------------------------
                                  Total          9,887          $582,035,109.40                 100.00%
                                        ===============================================================
                                        (a) decimals have been truncated.

                                    Page 9

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Home Equity Ratio

                                              Number of                                    Percentage of
                            Home Equity     Home Equity                Aggregate               Aggregate
                              Ratio (a)           Loans             Loan Balance            Loan Balance
                      0.00% to 5.00%                  5               $51,897.89                   0.01%
                      5.01% to 10.00%                44               711,096.66                   0.12%
                     10.01% to 15.00%               237             5,266,240.61                   0.90%
                     15.01% to 20.00%               293             8,040,187.54                   1.38%
                     20.01% to 25.00%               236             7,688,558.18                   1.32%
                     25.01% to 30.00%               149             5,538,115.81                   0.95%
                     30.01% to 35.00%                88             3,636,272.04                   0.62%
                     35.01% to 40.00%                60             2,843,512.00                   0.49%
                     40.01% to 45.00%                41             1,839,192.73                   0.32%
                     45.01% to 50.00%                23             1,210,605.69                   0.21%
                     50.01% to 55.00%                29             1,555,262.68                   0.27%
                     55.01% to 60.00%                16               969,346.53                   0.17%
                     60.01% to 65.00%                 5               361,733.88                   0.06%
                     65.01% to 70.00%                 5               284,854.42                   0.05%
                     70.01% to 75.00%                 5               506,719.28                   0.09%
                     75.01% to 80.00%                 2                79,865.35                   0.01%
                                        ----------------------------------------------------------------
                                  Total           1,238           $40,583,461.29                   6.97%
                                        ================================================================

(a) decimals have been truncated.

Distribution by Occupancy Status

                                              Number of                                    Percentage of
                              Occupancy     Home Equity                Aggregate               Aggregate
                                 Status           Loans             Loan Balance            Loan Balance
                      Investor Occupied             570           $28,167,641.70                   4.84%
                         Owner Occupied           9,317           553,867,467.70                  95.16%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

Distribution by Lien Position

                                              Number of                                    Percentage of
                                   Lien     Home Equity                Aggregate               Aggregate
                               Position           Loans             Loan Balance            Loan Balance
                               1st lien           8,649          $541,451,648.11                  93.03%
                               2nd lien           1,238            40,583,461.29                   6.97%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

                                    Page 10

ContiMortgage Home Equity Loan Trust, Series 1996-4
Fixed Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Loan Purpose

                                              Number of                                    Percentage of
                                   Loan     Home Equity                Aggregate               Aggregate
                                Purpose           Loans             Loan Balance            Loan Balance
                          DC & HI Combo             379           $22,621,189.94                   3.89%
                     Debt Consolidation           8,544           502,936,200.74                  86.41%
                       Home Improvement             457            23,220,071.78                   3.99%
                                  Other             507            33,257,646.94                   5.71%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

Distribution by Loan Type

                                              Number of                                    Percentage of
                                   Loan     Home Equity                Aggregate               Aggregate
                                Purpose           Loans             Loan Balance            Loan Balance
                                Balloon           4,627          $321,542,623.06                  55.24%
                            Non Balloon           5,260           260,492,486.34                  44.76%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

Distribution by Days Delinquent

                                                                                           Percentage of
                                                 Number              Outstanding             Outstanding
                        Days Delinquent        of Loans                  Balance                 Balance
                           0 to 29 days           9,825          $578,930,860.83                  99.47%
                          30 to 59 days              54             2,678,295.34                   0.46%
                          60 to 89 days               7               371,576.88                   0.06%
                         90 to 119 days               1                54,376.35                   0.01%
                                        ----------------------------------------------------------------
                                  Total           9,887          $582,035,109.40                 100.00%
                                        ================================================================

Distribution by Debt to Income Ratio

                                                                                           Percentage of
                                    Debt to          Number              Outstanding         Outstanding
                               Income Ratio        of Loans                  Balance             Balance
                             0.00% to 5.00%               9              $451,372.70               0.08%
                            5.01% to 10.00%              61             2,261,182.65               0.39%
                           10.01% to 20.00%             761            32,229,687.92               5.54%
                           20.01% to 30.00%           1,958            96,402,217.97              16.56%
                           30.01% to 40.00%           2,883           168,525,469.15              28.95%
                           40.01% to 50.00%           3,999           265,528,910.42              45.62%
                           50.01% to 60.00%             216            16,636,268.59               2.86%
                                        ----------------------------------------------------------------
                                  Total               9,887          $582,035,109.40             100.00%
                                        ================================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Geographic Location

                                              Number of                                     Percentage of
                                            Home Equity             Aggregate                   Aggregate
                    Geographic Location           Loans          Loan Balance                Loan Balance
                                Arizona              61            $5,684,184.04                   2.89%
                             California             146            19,969,677.32                  10.15%
                               Colorado              79             7,511,012.91                   3.82%
                            Connecticut              18             2,822,251.21                   1.44%
                                     DC               5               569,874.44                   0.29%
                               Delaware               3               347,484.99                   0.18%
                                Florida              11             1,122,216.13                   0.57%
                                Georgia              14               981,839.29                   0.50%
                                 Hawaii               1               245,000.00                   0.12%
                                   Iowa              30             1,231,721.58                   0.63%
                                  Idaho              26             1,727,649.68                   0.88%
                               Illinois             166            13,090,771.67                   6.66%
                                Indiana              69             4,202,519.92                   2.14%
                                 Kansas              22             1,273,203.23                   0.65%
                               Kentucky              21             1,683,933.92                   0.86%
                          Massachusetts              25             2,775,663.50                   1.41%
                               Maryland              38             4,195,610.17                   2.13%
                                  Maine               1                50,000.00                   0.03%
                               Michigan           1,020            67,292,579.25                  34.22%
                              Minnesota              41             2,692,478.15                   1.37%
                               Missouri              27             1,927,484.88                   0.98%
                            Mississippi               1                22,950.00                   0.01%
                                Montana               1                37,758.46                   0.02%
                         North Carolina              16             1,518,987.32                   0.77%
                           North Dakota               1                42,250.00                   0.02%
                               Nebraska               9               587,339.70                   0.30%
                          New Hampshire               1                88,081.01                   0.04%
                             New Jersey              34             3,857,325.02                   1.96%
                             New Mexico              35             3,539,870.79                   1.80%
                                 Nevada               2               118,532.92                   0.06%
                               New York              41             4,279,510.59                   2.18%
                                   Ohio              91             7,552,730.99                   3.84%
                               Oklahoma               1                52,500.00                   0.03%
                                 Oregon              30             2,320,359.56                   1.18%
                           Pennsylvania              71             5,075,681.85                   2.58%
                           Rhode Island               7               720,952.18                   0.37%
                         South Carolina               6               353,010.64                   0.18%
                              Tennessee              12             1,436,614.51                   0.73%
                                  Texas              49             3,743,535.30                   1.90%
                                   Utah              68             6,781,651.52                   3.45%
                               Virginia              16             1,159,919.40                   0.59%
                                Vermont               1                44,984.81                   0.02%

                             Washington              51             6,104,517.66                   3.10%
                              Wisconsin              64             4,616,000.17                   2.35%
                          West Virginia              18               805,625.27                   0.41%
                                Wyoming               5               398,557.20                   0.20%
                                           -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15                 100.00%
                                           =============================================================

                                    Page 12

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Original Loan-to-Value Ratio (LTV)

                                                          Number of                                Percentage of
                                                        Home Equity           Aggregate                Aggregate
                                    Original LTV's (a)        Loans        Loan Balance             Loan Balance
                                     10.01% to 15.00%             1           15,000.00                   0.01%
                                     15.01% to 20.00%             3           67,000.00                   0.03%
                                     20.01% to 25.00%            10          413,645.75                   0.21%
                                     25.01% to 30.00%            16          687,181.96                   0.35%
                                     30.01% to 35.00%            18          695,372.27                   0.35%
                                     35.01% to 40.00%            36        1,952,813.88                   0.99%
                                     40.01% to 45.00%            31        1,380,734.12                   0.70%
                                     45.01% to 50.00%            74        4,242,807.08                   2.16%
                                     50.01% to 55.00%            48        2,380,961.19                   1.21%
                                     55.01% to 60.00%           128        7,466,317.49                   3.80%
                                     60.01% to 65.00%           201       13,013,244.39                   6.62%
                                     65.01% to 70.00%           273       22,479,953.27                  11.43%
                                     70.01% to 75.00%           460       38,119,601.24                  19.38%
                                     75.01% to 80.00%           784       67,571,808.77                  34.36%
                                     80.01% to 85.00%           339       32,547,267.77                  16.55%
                                     85.01% to 90.00%            33        3,622,693.97                   1.84%
                                                        --------------------------------------------------------

                                         Total                2,455     $196,656,403.15                 100.00%
                                                        ========================================================

(a) decimals have been truncated.

Distribution by Coupon Rates

                                                        Number of                                     Percentage of
                                                      Home Equity             Aggregate                   Aggregate
                                       Coupon (a)           Loans          Loan Balance                Loan Balance
                                      6.01% to  7.00%          1              $277,771.68                   0.14%
                                      7.01% to  8.00%         34             3,652,300.62                   1.86%
                                      8.01% to  9.00%        197            19,309,782.98                   9.82%
                                      9.01% to 10.00%        647            59,573,547.23                  30.29%
                                     10.01% to 11.00%        773            62,750,392.81                  31.91%
                                     11.01% to 12.00%        502            34,180,971.27                  17.38%
                                     12.01% to 13.00%        187            10,825,276.44                   5.50%
                                     13.01% to 14.00%         63             3,720,084.44                   1.89%
                                     14.01% to 15.00%         42             1,961,753.68                   1.00%
                                     15.01% to 16.00%          8               364,522.00                   0.19%
                                     16.01% to 17.00%          1                40,000.00                   0.02%
                                                     -------------------------------------------------------------

                                            Total          2,455          $196,656,403.15                 100.00%
                                                     =============================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Current Loan Balances

                                                            Number of                                   Percentage of
                                              Current     Home Equity             Aggregate                 Aggregate
                                     Loan Balance (a)           Loans          Loan Balance              Loan Balance
                                        $0 to $25,000.00         121            $2,514,364.61                   1.28%
                                 25,000.01 to  50,000.00         650            24,899,311.61                  12.66%
                                 50,000.01 to  75,000.00         682            42,529,798.80                  21.63%
                                 75,000.01 to 100,000.00         414            36,140,013.69                  18.38%
                                100,000.01 to 125,000.00         220            24,629,950.72                  12.52%
                                125,000.01 to 150,000.00         145            19,666,395.51                  10.00%
                                150,000.01 to 175,000.00          87            14,102,354.47                   7.17%
                                175,000.01 to 200,000.00          49             9,034,693.31                   4.59%
                                200,000.01 to 225,000.00          27             5,678,412.70                   2.89%
                                225,000.01 to 250,000.00          19             4,557,278.72                   2.32%
                                250,000.01 to 275,000.00          80             2,094,409.28                   1.07%
                                275,000.01 to 300,000.00          13             3,759,012.17                   1.91%
                                300,000.01 to 325,000.00           8             2,491,733.35                   1.27%
                                325,000.01 to 350,000.00           3             1,013,535.23                   0.52%
                                350,000.01 to 375,000.00           4             1,442,110.05                   0.73%
                                375,000.01 to 400,000.00           1               394,111.23                   0.20%
                                400,000.01 to 425,000.00           3             1,264,458.67                   0.64%
                                425,000.01 to 450,000.00           1               444,459.03                   0.23%
                                                             --------------------------------------------------------

                                                   Total       2,455          $196,656,403.15                 100.00%
                                                             ========================================================

(a) decimals have been truncated

Distribution by Types of Mortgaged Property

                                              Number of                                    Percentage of
                               Property     Home Equity               Aggregate                Aggregate
                                  Types           Loans            Loan Balance             Loan Balance
                            Condominium              32            $2,249,921.47                   1.14%
                   Manufactured Housing              53            $3,333,572.03                   1.70%
                              Mixed Use               1              $169,000.00                   0.09%
               Planned Unit Development              13            $1,793,065.33                   0.91%
                 Single Family Attached              37             2,711,755.06                   1.38%
                 Single Family Detached           2,240           179,368,877.89                  91.21%
                     Two-to-Four Family              79             7,030,211.37                   3.57%
                                           -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15                 100.00%
                                           =============================================================

Distribution by Months since Origination

                                                        Number of                                Percentage of
                                   Months Elapsed     Home Equity             Aggregate              Aggregate
                                Since Origination           Loans          Loan Balance           Loan Balance
                                      0 to 1 month       1,729          $133,869,387.03                  68.07%
                                      2 to 12 months       726            62,787,016.12                  31.93%
                                                    -------------------------------------------------------------
                                            Total        2,455          $196,656,403.15                 100.00%
                                                    =============================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Remaining Term to Maturity

                                                             Number of                                    Percentage of
                                        Remaining          Home Equity                 Aggregate              Aggregate
                                         Term (a)                Loans              Loan Balance           Loan Balance
                                      0 to 120 months                2               $83,000.00                   0.04%
                                    121 to 180 months               52             2,790,805.24                   1.42%
                                    181 to 240 months               10               414,135.96                   0.21%
                                    241 to 360 months            2,391           193,368,461.95                  98.33%
                                                           -------------------------------------------------------------

                                                 Total           2,455          $196,656,403.15                 100.00%
                                                           =============================================================

(a) decimals have been truncated.

Distribution by Original Term to Maturit

                                                          Number of                                  Percentage of
                                             Original   Home Equity              Aggregate               Aggregate
                                             Term (a)         Loans           Loan Balance            Loan Balance
                                      0 to 120 months           2               $83,000.00                   0.04%
                                    121 to 180 months          52             2,790,805.24                   1.42%
                                    181 to 240 months          10               414,135.96                   0.21%
                                    241 to 360 months       2,391           193,368,461.95                  98.33%
                                                       -------------------------------------------------------------

                                            Total           2,455          $196,656,403.15                 100.00%
                                                       =============================================================

(a) decimals have been truncated.

Distribution by Occupancy Status

                                              Number of                                Percentage of
                              Occupancy     Home Equity             Aggregate              Aggregate
                                 Status           Loans          Loan Balance           Loan Balance
                      Investor Occupied             106            $6,311,797.65              3.21%
                         Owner Occupied           2,349          $190,344,605.50             96.79%
                                       -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15            100.00%
                                       =============================================================

Distribution by Lien Position

                                                        Number of                                Percentage of
                                          Lien        Home Equity             Aggregate              Aggregate
                                      Position              Loans          Loan Balance           Loan Balance
                                      1st lien            2,455          $196,656,403.15              100.00%
                                      2nd lien                0                     0.00                0.00%
                                                  -------------------------------------------------------------

                                            Total         2,455          $196,656,403.15              100.00%
                                                  =============================================================

                                    Page 15

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Loan Purpose


                                              Number of                                     Percentage of
                                   Loan     Home Equity             Aggregate                   Aggregate
                                Purpose           Loans          Loan Balance                Loan Balance
                          DC & HI Combo             144           $11,126,483.57                   5.66%
                     Debt Consolidation           2,048           163,119,057.27                  82.95%
                       Home Improvement             112             7,620,603.16                   3.88%
                                  Other             151            14,790,259.15                   7.52%
                                             -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15                 100.00%
                                             =============================================================

Distribution by Loan Type

                                              Number of                                     Percentage of
                                   Loan     Home Equity                  Aggregate              Aggregate
                                Purpose           Loans               Loan Balance           Loan Balance
                                Balloon               8              $579,195.06                   0.29%
                            Non Balloon           2,477           196,077,208.09                  99.71%
                                           -------------------------------------------------------------
                                  Total           2,485          $196,656,403.15                 100.00%
                                           =============================================================

Distribution by Days Delinquent

                                                                                           Percentage of
                                                 Number              Outstanding             Outstanding
                         Days Delinquent        of Loans                 Balance                 Balance
                            0 to 29 days          2,448          $196,294,907.09                  99.82%
                           30 to 59 days              6               313,996.06                   0.16%
                           60 to 89 days              1                47,500.00                   0.02%
                                            -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15                 100.00%
                                            =============================================================

Distribution by Debt to Income Ratio

                                                                                          Percentage of
                                   Debt to          Number           Outstanding            Outstanding
                              Income Ratio        of Loans               Balance                Balance
                            0.00% to  5.00%           1              $102,744.43                   0.05%
                            5.01% to 10.00%          16               999,190.51                   0.51%
                           10.01% to 15.00%          67             3,263,302.69                   1.66%
                           15.01% to 20.00%         130             7,568,290.18                   3.85%
                           20.01% to 30.00%         506            34,314,765.38                  17.45%
                           30.01% to 40.00%         688            55,426,334.71                  28.18%
                           40.01% to 50.00%         971            87,265,646.74                  44.37%
                           50.01% to 60.00%          76             7,716,128.51                   3.92%
                                            -------------------------------------------------------------

                                  Total           2,455          $196,656,403.15                 100.00%
                                            =============================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Gross Coupon Margin

                                                        Number of                                    Percentage of
                                     Gross Coupon     Home Equity               Aggregate                Aggregate
                                       Margin (a)           Loans            Loan Balance             Loan Balance
                                      0.00% to  0.99%           1               $45,777.23                   0.02%
                                      1.00% to  1.99%           1                25,000.00                   0.01%
                                      3.00% to  3.99%           7               852,192.08                   0.43%
                                      4.00% to  4.99%          57             6,188,359.12                   3.15%
                                      5.00% to  5.99%         437            46,451,794.18                  23.62%
                                      6.00% to  6.99%         781            62,401,005.89                  31.73%
                                      7.00% to  7.99%         690            52,864,116.27                  26.88%
                                      8.00% to  8.99%         331            20,111,294.73                  10.23%
                                      9.00% to  9.99%         131             6,554,614.50                   3.33%
                                     10.00% to 10.99%          18             1,106,749.15                   0.56%
                                     16.00% to 16.99%           1                55,500.00                   0.03%
                                                     -------------------------------------------------------------

                                            Total           2,455          $196,656,403.15                 100.00%
                                                     =============================================================

(a) decimals have been truncated.

Distribution by Gross Coupon Lifetime Cap

                                                             Number of                                Percentage of
                                        Gross Lifetime     Home Equity           Aggregate                Aggregate
                                               Cap (a)           Loans        Loan Balance             Loan Balance
                                     11.00% to 11.99%                1          $98,600.00                   0.05%
                                     13.00% to 13.99%               19        1,928,710.00                   0.98%
                                     14.00% to 14.99%              113       11,331,812.73                   5.76%
                                     15.00% to 15.99%              497       45,187,874.60                  22.98%
                                     16.00% to 16.99%              807       65,815,086.02                  33.47%
                                     17.00% to 17.99%              625       47,603,837.84                  24.21%
                                     18.00% to 18.99%              251       16,492,070.30                   8.39%
                                     19.00% to 19.99%               82        5,094,935.84                   2.59%
                                     20.00% to 20.99%               49        2,597,753.82                   1.32%
                                     21.00% to 21.99%               10          465,722.00                   0.24%
                                     22.00% to 22.99%                1           40,000.00                   0.02%
                                                     -------------------------------------------------------------

                                            Total                2,455     $196,656,403.15                 100.00%
                                                     =============================================================

(a) decimals have been truncated.

Distribution by ARM Adjustment Type

                                                    Number of                                    Percentage of
                               ARM Adjustment     Home Equity               Aggregate                Aggregate
                                         Type           Loans            Loan Balance             Loan Balance
                                     "2 / 28"            305           $30,489,479.26                  15.50%
                                     "3 / 27"             79             8,712,948.86                   4.43%
                                     "6 months"        2,071           157,453,975.03                  80.07%
                                                -------------------------------------------------------------
                                        Total          2,455          $196,656,403.15                 100.00%
                                                =============================================================

                                    Page 17

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Periodic Cap

                                                        Number of                                    Percentage of
                                         Periodic     Home Equity               Aggregate                Aggregate
                                           Cap(a)           Loans            Loan Balance             Loan Balance
                                      1.00% to 1.9          2,445          $195,843,703.79                  99.59%
                                      2.00% to 2.99%            3               350,907.61                   0.18%
                                      3.00% to 3.99%            6               403,733.46                   0.21%
                                      6.00% to 6.99%            1                58,058.29                   0.03%
                                                      -------------------------------------------------------------

                                            Total           2,455          $196,656,403.15                 100.00%
                                                      =============================================================

(a) decimals have been truncated.

Distribution by First Adjust Cap

                                                        Number of                                    Percentage of
                                         Periodic     Home Equity                Aggregate               Aggregate
                                          Cap (a)           Loans             Loan Balance            Loan Balance

Loans With First Adjust Cap (different than subsequent cap):
                                      0.00% to 0.99%            1               $59,500.00                   0.03%
                                      1.00% to 1.99%            7               883,464.40                   0.45%
                                      2.00% to 2.99%            5               481,881.59                   0.25%
                                      3.00% to 3.99%          325            33,154,208.18                  16.86%
                                      6.00% to 6.99%            8               815,774.10                   0.41%
Loans With Periodic Cap (always same cap):
                                      1.00% to 1.9          2,102          $160,664,967.27                  81.70%
                                      2.00% to 2.99%            2               230,632.61                   0.12%
                                      3.00% to 3.99%            5               365,975.00                   0.19%
                                                      -------------------------------------------------------------
                                            Total           2,455          $196,656,403.15                 100.00%
                                                     =============================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Adjustable Rate Loans (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Distribution by Coupon Rate Change

                            Next Coupon       Number of                                    Percentage of
                            Rate Change     Home Equity                Aggregate               Aggregate
                                   Date           Loans             Loan Balance            Loan Balance
                          December 1996               4              $272,468.28                   0.14%
                           January 1997              37             2,882,327.28                   1.47%
                          February 1997             226            17,826,018.79                   9.06%
                             March 1997             709            57,347,623.80                  29.16%
                             April 1997             808            60,954,242.49                  31.00%
                               May 1997             287            18,171,294.39                   9.24%
                              July 1997               1                70,923.35                   0.04%
                              July 1998              13             1,220,927.78                   0.62%
                            August 1998              73             7,528,177.09                   3.83%
                         September 1998              67             6,217,309.93                   3.16%
                           October 1998             136            13,817,364.46                   7.03%
                          November 1998              16             1,705,700.00                   0.87%
                             April 1999               1               113,815.17                   0.06%
                              June 1999               1               120,629.78                   0.06%
                              July 1999              10             1,232,499.95                   0.63%
                            August 1999              17             1,579,376.32                   0.80%
                         September 1999              13             1,314,514.90                   0.67%
                           October 1999              23             2,710,889.39                   1.38%
                          November 1999              13             1,570,300.00                   0.80%
                                           -------------------------------------------------------------
                                  Total           2,455          $196,656,403.15                 100.00%
                                           =============================================================

(a) decimals have been truncated.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Rep Lines (October 31, 1996 Preliminary Cut-Off Date)

                         Fixed Rate Collateral Group I

                                                          Original     Remaining      Original
                                Gross         Net         Term to       Term to     Amortization
  Pool          Principal       Coupon       Coupon       Maturity      Maturity        Term       Amortization
  Number         Balance         Rate         Rate        (months)      (months)      (months)        Method
---------  ----------------- ------------  ------------  ------------  ------------  ------------  ------------
     1          $988,478.17    11.556%      11.056%          60            58            60          Level Pay
     2       $12,546,697.69    12.304%      11.804%         118           116           118          Level Pay
     3       $89,579,208.36    11.924%      11.424%         179           177           179          Level Pay
     4      $110,277,700.54    11.816%      11.316%         240           238           240          Level Pay
     5        $1,314,843.69    11.902%      11.402%         300           298           300          Level Pay
     6       $87,392,421.63    11.398%      10.898%         360           358           360          Level Pay
     7      $372,900,649.91    12.023%      11.523%         180           178           360           Balloon

Totals      $675,000,000.00

                      Adjustable Rate Collateral Group II

                                                                                                                  Original
                                Gross          Net         Months                                                  Term to
  Pool         Principal       Coupon        Coupon        to Rate                    Periodic        Life        Maturity
  Number        Balance         Rate          Rate         Change        Margin          Cap           Cap        (months)
---------  ----------------- ------------  ------------  ------------  ------------  ------------  ------------  -----------
     1          $311,738.45    10.738%       10.238%          1          6.663%          1.0         17.115%         360
     2        $3,297,749.92    10.536%       10.036%          2          6.718%          1.0         16.671%         349
     3       $20,395,238.41    10.552%       10.052%          3          6.943%          1.0         16.766%         356
     4       $65,612,993.77    10.350%       9.850%           4          6.835%          1.0         16.643%         357
     5       $69,739,425.42    10.322%       9.822%           5          6.896%          1.0         16.547%         357
     6       $20,790,277.72    10.347%       9.847%           6          7.168%          1.0         16.399%         356
     7           $81,145.36    11.000%       10.500%          8          6.700%          1.0         17.000%         360
     8        $1,396,897.06    11.122%       10.622%         20          6.655%          2.8         17.627%         360
     9        $8,613,194.48    10.680%       10.180%         21          6.072%          3.0         17.309%         360
    10        $7,113,395.30    10.678%       10.178%         22          6.268%          2.9         17.218%         355
    11       $15,808,826.73    10.586%       10.086%         23          6.194%          2.7         17.279%         360
    12        $1,951,538.29    10.904%       10.404%         24          6.585%          2.6         16.904%         360
    13          $130,219.07    10.250%       9.750%          29          5.950%          3.0         16.250%         360
    14          $138,015.85    10.750%       10.250%         31          6.250%          3.0         16.750%         360
    15        $1,410,137.09    10.783%       10.283%         32          5.822%          3.0         16.953%         360
    16        $1,807,007.89    10.879%       10.379%         33          6.157%          2.9         16.944%         360
    17        $1,503,972.65    10.975%       10.475%         34          6.156%          3.2         17.540%         360
    18        $3,101,603.12    10.957%       10.457%         35          6.378%          2.8         17.215%         360
    19        $1,796,623.42    10.743%       10.243%         36          6.642%          3.1         16.917%         360

Totals      $225,000,000.00


             Remaining     Original
             Term to     Amortization
  Pool       Maturity       Term       Amortization
  Number     (months)     (months)       Method
---------  ------------- ------------  ------------
     1         355           360        Level Pay
     2         345           349        Level Pay
     3         353           356        Level Pay
     4         355           357        Level Pay
     5         356           357        Level Pay
     6         356           356        Level Pay
     7         355           360        Level Pay
     8         356           360        Level Pay
     9         357           360        Level Pay
    10         353           355        Level Pay
    11         359           360        Level Pay
    12         360           360        Level Pay
    13         353           360        Level Pay
    14         355           360        Level Pay
    15         356           360        Level Pay
    16         357           360        Level Pay
    17         358           360        Level Pay
    18         359           360        Level Pay
    19         360           360        Level Pay

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT

NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-1: $96,500,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97              75%             25%              0%              0%              0%               0%
                12/15/98              68%              0%              0%              0%              0%               0%
                12/15/99              59%              0%              0%              0%              0%               0%
                12/15/00              50%              0%              0%              0%              0%               0%
                12/15/01              39%              0%              0%              0%              0%               0%
                12/15/02              28%              0%              0%              0%              0%               0%
                12/15/03              16%              0%              0%              0%              0%               0%
                12/15/04               3%              0%              0%              0%              0%               0%
                12/15/05               0%              0%              0%              0%              0%               0%
                12/15/06               0%              0%              0%              0%              0%               0%
                12/15/07               0%              0%              0%              0%              0%               0%
                12/15/08               0%              0%              0%              0%              0%               0%
                12/15/09               0%              0%              0%              0%              0%               0%
                12/15/10               0%              0%              0%              0%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life:
Years (3) to Maturity               3.95            0.78            0.55            0.50            0.44             0.37
Years (3) to Call                   3.95            0.78            0.55            0.50            0.44             0.37

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-2: $113,900,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%             78%             61%             35%               0%
                12/15/98             100%             61%              0%              0%              0%               0%
                12/15/99             100%              7%              0%              0%              0%               0%
                12/15/00             100%              0%              0%              0%              0%               0%
                12/15/01             100%              0%              0%              0%              0%               0%
                12/15/02             100%              0%              0%              0%              0%               0%
                12/15/03             100%              0%              0%              0%              0%               0%
                12/15/04             100%              0%              0%              0%              0%               0%
                12/15/05              89%              0%              0%              0%              0%               0%
                12/15/06              76%              0%              0%              0%              0%               0%
                12/15/07              61%              0%              0%              0%              0%               0%
                12/15/08              45%              0%              0%              0%              0%               0%
                12/15/09              27%              0%              0%              0%              0%               0%
                12/15/10               6%              0%              0%              0%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3) to Maturity              11.59            2.26            1.30            1.14            0.98             0.81
Years (3) to Call                  11.59            2.26            1.30            1.14            0.98             0.81

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-3: $139,800,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%              93%
                12/15/98             100%            100%             78%             51%             13%               0%
                12/15/99             100%            100%             10%              0%              0%               0%
                12/15/00             100%             68%              0%              0%              0%               0%
                12/15/01             100%             34%              0%              0%              0%               0%
                12/15/02             100%              6%              0%              0%              0%               0%
                12/15/03             100%              0%              0%              0%              0%               0%
                12/15/04             100%              0%              0%              0%              0%               0%
                12/15/05             100%              0%              0%              0%              0%               0%
                12/15/06             100%              0%              0%              0%              0%               0%
                12/15/07             100%              0%              0%              0%              0%               0%
                12/15/08             100%              0%              0%              0%              0%               0%
                12/15/09             100%              0%              0%              0%              0%               0%
                12/15/10             100%              0%              0%              0%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3) to Maturity              14.82            4.63            2.46            2.08            1.70             1.31
Years (3) to Call                  14.82            4.63            2.46            2.08            1.70             1.31

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%

Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
 (1) As a percentage of the Prepayment Assumption.
 (2) As a conditional prepayment rate (CPR) percentage.

                            Class A-4: $62,900,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%               0%
                12/15/99             100%            100%            100%             52%              0%               0%
                12/15/00             100%            100%             16%              0%              0%               0%
                12/15/01             100%            100%              0%              0%              0%               0%
                12/15/02             100%            100%              0%              0%              0%               0%
                12/15/03             100%             59%              0%              0%              0%               0%
                12/15/04             100%             13%              0%              0%              0%               0%
                12/15/05             100%              0%              0%              0%              0%               0%
                12/15/06             100%              0%              0%              0%              0%               0%
                12/15/07             100%              0%              0%              0%              0%               0%
                12/15/08             100%              0%              0%              0%              0%               0%
                12/15/09             100%              0%              0%              0%              0%               0%
                12/15/10             100%              0%              0%              0%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          14.84            7.27            3.71            3.08            2.46             1.84
Years (3) to Call                  14.84            7.27            3.71            3.08            2.46             1.84

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%

Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
 (1) As a percentage of the Prepayment Assumption.
 (2) As a conditional prepayment rate (CPR) percentage.

                            Class A-5: $71,700,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%              99%
                12/15/99             100%            100%            100%            100%             64%               0%
                12/15/00             100%            100%            100%             51%              0%               0%
                12/15/01             100%            100%             41%              0%              0%               0%
                12/15/02             100%            100%              0%              0%              0%               0%
                12/15/03             100%            100%              0%              0%              0%               0%
                12/15/04             100%            100%              0%              0%              0%               0%
                12/15/05             100%             75%              0%              0%              0%               0%
                12/15/06             100%             42%              0%              0%              0%               0%
                12/15/07             100%             13%              0%              0%              0%               0%
                12/15/08             100%              0%              0%              0%              0%               0%
                12/15/09             100%              0%              0%              0%              0%               0%
                12/15/10             100%              0%              0%              0%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          14.84            9.85            4.95            4.08            3.20             2.32
Years (3) to Call                  14.84            9.85            4.95            4.08            3.20             2.32

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-6: $37,800,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%             100%
                12/15/99             100%            100%            100%            100%            100%              11%
                12/15/00             100%            100%            100%            100%             48%               0%
                12/15/01             100%            100%            100%             63%              0%               0%
                12/15/02             100%            100%             77%              0%              0%               0%
                12/15/03             100%            100%              2%              0%              0%               0%
                12/15/04             100%            100%              0%              0%              0%               0%
                12/15/05             100%            100%              0%              0%              0%               0%
                12/15/06             100%            100%              0%              0%              0%               0%
                12/15/07             100%            100%              0%              0%              0%               0%
                12/15/08             100%             74%              0%              0%              0%               0%
                12/15/09             100%             27%              0%              0%              0%               0%
                12/15/10             100%              0%              0%              0%              0%               0%
                12/15/11              25%              0%              0%              0%              0%               0%
                12/15/12              22%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          15.22           12.56            6.40            5.20            4.05             2.88
Years (3) to Call                  15.22           12.56            6.40            5.20            4.05             2.88

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-7: $59,100,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%             100%
                12/15/99             100%            100%            100%            100%            100%             100%
                12/15/00             100%            100%            100%            100%            100%              17%
                12/15/01             100%            100%            100%            100%             56%               0%
                12/15/02             100%            100%            100%             83%             12%               0%
                12/15/03             100%            100%            100%             43%              0%               0%
                12/15/04             100%            100%             66%             16%              0%               0%
                12/15/05             100%            100%             38%              0%              0%               0%
                12/15/06             100%            100%             14%              0%              0%               0%
                12/15/07             100%            100%              0%              0%              0%               0%
                12/15/08             100%            100%              0%              0%              0%               0%
                12/15/09             100%            100%              0%              0%              0%               0%
                12/15/10             100%             90%              0%              0%              0%               0%
                12/15/11             100%              0%              0%              0%              0%               0%
                12/15/12             100%              0%              0%              0%              0%               0%
                12/15/13              95%              0%              0%              0%              0%               0%
                12/15/14              73%              0%              0%              0%              0%               0%
                12/15/15              49%              0%              0%              0%              0%               0%
                12/15/16              25%              0%              0%              0%              0%               0%
                12/15/17              19%              0%              0%              0%              0%               0%
                12/15/18              12%              0%              0%              0%              0%               0%
                12/15/19               4%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          19.32           14.67            8.70            7.00            5.26             3.65
Years (3) to Call                  19.32           14.67            8.69            7.00            5.26             3.65

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                            Class A-8: $43,300,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%             100%
                12/15/99             100%            100%            100%            100%            100%             100%
                12/15/00             100%            100%            100%            100%            100%             100%
                12/15/01             100%            100%            100%            100%            100%              53%
                12/15/02             100%            100%            100%            100%            100%              25%
                12/15/03             100%            100%            100%            100%             79%              14%
                12/15/04             100%            100%            100%            100%             57%              10%
                12/15/05             100%            100%            100%             92%             39%               5%
                12/15/06             100%            100%            100%             68%             26%               1%
                12/15/07             100%            100%             93%             50%             17%               0%
                12/15/08             100%            100%             71%             36%              9%               0%
                12/15/09             100%            100%             53%             24%              4%               0%
                12/15/10             100%            100%             39%             16%              0%               0%
                12/15/11             100%             55%              3%              0%              0%               0%
                12/15/12             100%             44%              0%              0%              0%               0%
                12/15/13             100%             34%              0%              0%              0%               0%
                12/15/14             100%             25%              0%              0%              0%               0%
                12/15/15             100%             17%              0%              0%              0%               0%
                12/15/16             100%             10%              0%              0%              0%               0%
                12/15/17             100%              7%              0%              0%              0%               0%
                12/15/18             100%              5%              0%              0%              0%               0%
                12/15/19             100%              3%              0%              0%              0%               0%
                12/15/20              94%              1%              0%              0%              0%               0%
                12/15/21              80%              0%              0%              0%              0%               0%
                12/15/22              66%              0%              0%              0%              0%               0%
                12/15/23              50%              0%              0%              0%              0%               0%
                12/15/24              31%              0%              0%              0%              0%               0%
                12/15/25              11%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          26.87           16.66           13.23           11.45            8.90             5.66
Years (3) to Call                  26.20           14.84           10.51            8.59            6.95             4.85

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                      Class A-9: $50,000,000 "LOCK BOND"

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97             100%            100%            100%            100%            100%             100%
                12/15/98             100%            100%            100%            100%            100%             100%
                12/15/99             100%            100%            100%            100%            100%             100%
                12/15/00              99%             95%             90%             88%             85%              79%
                12/15/01              99%             89%             81%             77%             72%              62%
                12/15/02              97%             81%             67%             61%             53%              40%
                12/15/03              95%             71%             52%             45%             36%              21%
                12/15/04              92%             59%             37%             30%             20%               8%
                12/15/05              88%             49%             26%             19%             11%               2%
                12/15/06              84%             41%             18%             12%              6%               0%
                12/15/07              80%             33%             12%              7%              3%               0%
                12/15/08              76%             27%              8%              4%              1%               0%
                12/15/09              71%             22%              5%              3%              0%               0%
                12/15/10              66%             18%              3%              1%              0%               0%
                12/15/11               0%              0%              0%              0%              0%               0%
                12/15/12               0%              0%              0%              0%              0%               0%
                12/15/13               0%              0%              0%              0%              0%               0%
                12/15/14               0%              0%              0%              0%              0%               0%
                12/15/15               0%              0%              0%              0%              0%               0%
                12/15/16               0%              0%              0%              0%              0%               0%
                12/15/17               0%              0%              0%              0%              0%               0%
                12/15/18               0%              0%              0%              0%              0%               0%
                12/15/19               0%              0%              0%              0%              0%               0%
                12/15/20               0%              0%              0%              0%              0%               0%
                12/15/21               0%              0%              0%              0%              0%               0%
                12/15/22               0%              0%              0%              0%              0%               0%
                12/15/23               0%              0%              0%              0%              0%               0%
                12/15/24               0%              0%              0%              0%              0%               0%
                12/15/25               0%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          13.20            9.42            7.53            7.01            6.39             5.64
Years (3) to Call                  13.20            9.42            7.22            6.55            5.80             4.62

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Prepayment Scenario Tables (October 31, 1996 Preliminary Cut-Off Date)
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                  Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V       Scenario VI
                                --------------  --------------  --------------  --------------  --------------   --------------
Fixed Rate Group (1)                     0.00%          50.00%         100.00%         120.00%         150.00%          200.00%
Adjustable Rate Group (2)                0.00%           8.00%          16.00%          21.00%          24.00%           32.00%

----------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR) percentage.

                           Class A-10: $225,000,000

                            Scenario I      Scenario II    Scenario III     Scenario IV     Scenario V      Scenario VI
                          ---------------  --------------  --------------  --------------  --------------  ---------------
Payment Date
Initial Percent                      100%            100%            100%            100%            100%             100%
                12/15/97              97%             89%             81%             76%             73%              65%
                12/15/98              97%             81%             67%             59%             55%              43%
                12/15/99              96%             74%             56%             46%             41%              29%
                12/15/00              96%             68%             46%             36%             31%              20%
                12/15/01              95%             62%             39%             29%             23%              13%
                12/15/02              94%             56%             32%             22%             18%               9%
                12/15/03              94%             51%             27%             18%             13%               6%
                12/15/04              93%             46%             22%             14%             10%               4%
                12/15/05              92%             42%             19%             11%              7%               2%
                12/15/06              91%             39%             16%              8%              5%               1%
                12/15/07              90%             35%             13%              6%              4%               1%
                12/15/08              88%             32%             11%              5%              3%               0%
                12/15/09              87%             29%              9%              4%              2%               0%
                12/15/10              85%             26%              7%              3%              1%               0%
                12/15/11              83%             23%              6%              2%              1%               0%
                12/15/12              81%             21%              5%              1%              1%               0%
                12/15/13              78%             19%              4%              1%              0%               0%
                12/15/14              75%             16%              3%              1%              0%               0%
                12/15/15              72%             15%              2%              0%              0%               0%
                12/15/16              69%             13%              2%              0%              0%               0%
                12/15/17              64%             11%              1%              0%              0%               0%
                12/15/18              60%              9%              1%              0%              0%               0%
                12/15/19              55%              8%              1%              0%              0%               0%
                12/15/20              49%              6%              0%              0%              0%               0%
                12/15/21              42%              5%              0%              0%              0%               0%
                12/15/22              35%              4%              0%              0%              0%               0%
                12/15/23              27%              2%              0%              0%              0%               0%
                12/15/24              18%              1%              0%              0%              0%               0%
                12/15/25               7%              0%              0%              0%              0%               0%
                12/15/26               0%              0%              0%              0%              0%               0%
                12/15/27               0%              0%              0%              0%              0%               0%

Weighted Average Life
Years (3)                          21.62            9.39            5.22            3.96            3.43             2.48
Years (3) to Call                  21.24            7.92            4.59            3.54            3.01             2.17

----------
(3) The Weighted Average Life of the above Certificate is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information Relating to the Bonds

TRANSACTION SUMMARY @ Pricing Prepayment Speed

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Estimated to Maturity                      Expected
                                                            ----------------------------------------------------------   Ratings
                                                                                   Modified   Principal   Principal    (Moody's /
              Approximate Size               Certificate                WAL        Duration    Lockout     Window      S&P / FITCH)
------------------------------------------------------------------------------------------------------------------------------------
                 $96,500,000                  Class A-1                 0.50          0.48        0          10        Aaa/AAA/AAA
                $113,900,000                  Class A-2                 1.14          1.07        9           9        Aaa/AAA/AAA
                $139,800,000                  Class A-3                 2.08          1.89       17          15        Aaa/AAA/AAA
                 $62,900,000                  Class A-4                 3.08          2.71       31          11        Aaa/AAA/AAA
                 $71,700,000                  Class A-5                 4.08          3.46       41          16        Aaa/AAA/AAA
                 $37,800,000                  Class A-6                 5.20          4.25       56          13        Aaa/AAA/AAA
                 $59,100,000                  Class A-7                 7.00          5.33       68          37        Aaa/AAA/AAA
                 $43,300,000                  Class A-8                11.45          7.46      104          74        Aaa/AAA/AAA
                 $50,000,000                  Class A-9                 7.01          5.25       36         142        Aaa/AAA/AAA
                $225,000,000                  Class A-10                3.96          3.16        0         250        Aaa/AAA/AAA

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                          3.95         0.78         0.55         0.50         0.44         0.37
Duration                                                      3.31         0.75         0.53         0.48         0.42         0.36
First Principal Payment                                   01/15/97     01/15/97     01/15/97     01/15/97     01/15/97     01/15/97
Last Principal Payment                                    03/15/05     05/15/98     11/15/97     10/15/97     08/15/97     07/15/97
Principal Lockout (months)                                       0            0            0            0            0            0
Principal Window (months)                                       99           17           11           10            8            7
Yield @ Par                                                   5.59%        5.59%        5.59%        5.59%        5.59%        5.60%
------------------------------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         11.59         2.26          1.3         1.14         0.98         0.81
Duration                                                      7.99         2.04         1.22         1.07         0.92         0.77
First Principal Payment                                   03/15/05     05/15/98     11/15/97     10/15/97     08/15/97     07/15/97
Last Principal Payment                                    04/15/11     02/15/00     09/15/98     06/15/98     03/15/98     12/15/97
Principal Lockout (months)                                      98           16           10            9            7            6
Principal Window (months)                                       74           22           11            9            8            6
Yield @ Par                                                   6.26%        6.17%        6.09%        6.07%        6.03%        5.98%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information Relating to the Bonds

Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         14.82         4.63         2.46         2.08          1.7         1.31
Duration                                                      9.37         3.88         2.21         1.89         1.56         1.22
First Principal Payment                                   04/15/11     02/15/00     09/15/98     06/15/98     03/15/98     12/15/97
Last Principal Payment                                    10/15/11     03/15/03     03/15/00     08/15/99     02/15/99     08/15/98
Principal Lockout (months)                                     171           37           20           17           14           11
Principal Window (months)                                        7           38           19           15           12            9
Yield @ Par                                                   6.35%        6.31%        6.26%        6.24%        6.22%        6.17%
------------------------------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         14.84         7.27         3.71         3.08         2.46         1.84
Duration                                                      9.27         5.62         3.20         2.71         2.21         1.69
First Principal Payment                                   10/15/11     03/15/03     03/15/00     08/15/99     02/15/99     08/15/98
Last Principal Payment                                    10/15/11     04/15/05     03/15/01     06/15/00     09/15/99     12/15/98
Principal Lockout (months)                                     177           74           38           31           25           19
Principal Window (months)                                        1           26           13           11            8            5
Yield @ Par                                                   6.54%        6.52%        6.49%        6.48%        6.45%        6.42%
------------------------------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         14.84         9.85         4.95         4.08         3.20         2.32
Duration                                                      9.14         6.99         4.08         3.46         2.79         2.09
First Principal Payment                                   10/15/11     04/15/05     03/15/01     06/15/00     09/15/99     12/15/98
Last Principal Payment                                    10/15/11     06/15/08     10/15/02     09/15/01     08/15/00     08/15/99
Principal Lockout (months)                                     177           99           50           41           32           23
Principal Window (months)                                        1           39           20           16           12            9
Yield @ Par                                                   6.76%        6.75%        6.72%        6.71%        6.69%        6.66%
------------------------------------------------------------------------------------------------------------------------------------

Class A-6 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         15.22        12.56         6.40         5.20         4.05         2.88
Duration                                                      9.20         8.19         5.03         4.25         3.43         2.54
First Principal Payment                                   10/15/11      6/15/08     10/15/02      9/15/01      8/15/00      8/15/99
Last Principal Payment                                     9/15/13      8/15/10      1/15/04      9/15/02      5/15/01      1/15/00
Principal Lockout (months)                                     177          137           69           56           43           31
Principal Window (months)                                       24           27           16           13           10            6
Yield @ Par                                                   6.87%        6.87%        6.84%        6.84%        6.82%        6.79%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information Relating to the Bonds

Class A-7 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         19.32        14.67         8.70         7.00         5.26         3.65
Duration                                                     10.19         8.85         6.28         5.33         4.24         3.11
First Principal Payment                                    9/15/13      8/15/10      1/15/04      9/15/02      5/15/01      1/15/00
Last Principal Payment                                     6/15/20     10/15/11      9/15/07      9/15/05      5/15/03      4/15/01
Principal Lockout (months)                                     200          163           84           68           52           36
Principal Window (months)                                       82           15           45           37           25           16
Yield @ Par                                                   7.15%        7.14%        7.13%        7.12%        7.11%        7.09%
------------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         26.87        16.66        13.23        11.45         8.90         5.66
Duration                                                     11.40         9.28         8.19         7.46         6.26         4.44
First Principal Payment                                    6/15/20     10/15/11      9/15/07      9/15/05      5/15/03      4/15/01
Last Principal Payment                                     6/15/26      4/15/21      2/15/13     10/15/11      2/15/11      4/15/07
Principal Lockout (months)                                     281          177          128          104           76           51
Principal Window (months)                                       73          115           66           74           94           73
Yield @ Par                                                   7.39%        7.38%        7.38%        7.37%        7.37%        7.35%
------------------------------------------------------------------------------------------------------------------------------------

Class A-9 "LOCK BOND"(to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         13.20         9.42         7.53         7.01         6.39         5.64
Duration                                                      8.27         6.49         5.53         5.25         4.91         4.47
First Principal Payment                                    1/15/00      1/15/00      1/15/00      1/15/00      1/15/00      1/15/00
Last Principal Payment                                    10/15/11     10/15/11     10/15/11     10/15/11      2/15/11      4/15/07
Principal Lockout (months)                                      36           36           36           36           36           36
Principal Window (months)                                      142          142          142          142          134           88
Yield @ Par                                                   7.02%        7.01%        7.00%        7.00%        7.00%        6.99%
------------------------------------------------------------------------------------------------------------------------------------

Class A-10 (to maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%          75%         100%         125%         150%
Ramp to                                                        0%       10.50%       15.75%       21.00%       26.25%       31.50%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         21.62         9.39         5.22         3.96         3.43         2.48
Duration                                                     11.57         6.20         3.96         3.16         2.81         2.12
First Principal Payment                                    1/15/97      1/15/97      1/15/97      1/15/97      1/15/97      1/15/97
Last Principal Payment                                     8/15/26      3/15/26      5/15/22     10/15/17      5/15/15      6/15/10
Principal Lockout (months)                                       0            0            0            0            0            0
Principal Window (months)                                      356          351          305          250          221          162
Yield @ Par                                                   5.79%        5.81%        5.81%        5.80%        5.81%        5.81%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust, Series 1996-4
Information Relating to the Bonds

Class A-7 (to call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         19.32        14.67         8.69         7.00         5.26         3.65
Duration                                                     10.19         8.85         6.27         5.33         4.24         3.11
First Principal Payment                                    9/15/13      8/15/10      1/15/04      9/15/02      5/15/01      1/15/00
Last Principal Payment                                     6/15/20     10/15/11      6/15/07      7/15/05      5/15/03      4/15/01
Principal Lockout (months)                                     200          163           84           68           52           36
Principal Window (months)                                       82           15           42           35           25           16
Yield @ Par                                                   7.15%        7.14%        7.13%        7.12%        7.11%        7.09%
------------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         26.20        14.84        10.51         8.59         6.95         4.85
Duration                                                     11.32         8.78         7.10         6.18         5.28         3.95
First Principal Payment                                    6/15/20     10/15/11      6/15/07      7/15/05      5/15/03      4/15/01
Last Principal Payment                                    12/15/23     10/15/11      6/15/07      7/15/05     12/15/03     12/15/01
Principal Lockout (months)                                     281          177          125          102           76           51
Principal Window (months)                                       43            1            1            1            8            9
Yield @ Par                                                   7.39%        7.38%        7.37%        7.37%        7.36%        7.34%
------------------------------------------------------------------------------------------------------------------------------------

Class A-9 "LOCK BOND" (to call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%         100%         120%         150%         200%
Ramp to                                                        0%       10.00%       20.00%       24.00%       30.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         13.20         9.42         7.22         6.55         5.80         4.62
Duration                                                      8.27         6.49         5.40         5.03         4.59         3.82
First Principal Payment                                    1/15/00      1/15/00      1/15/00      1/15/00      1/15/00      1/15/00
Last Principal Payment                                    10/15/11     10/15/11      6/15/07      7/15/05     12/15/03     12/15/01
Principal Lockout (months)                                      36           36           36           36           36           36
Principal Window (months)                                      142          142           90           67           48           24
Yield @ Par                                                   7.02%        7.01%        7.00%        7.00%        6.99%        6.98%
------------------------------------------------------------------------------------------------------------------------------------

Class A-10 (to call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                                     0%          50%          75%         100%         125%         150%
Ramp to                                                        0%       10.50%       15.75%       21.00%       26.25%       31.50%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                         21.24         7.92         4.59         3.54         3.01         2.17
Duration                                                     11.49         5.71         3.67         2.95         2.57         1.92
First Principal Payment                                    1/15/97      1/15/97      1/15/97      1/15/97      1/15/97      1/15/97
Last Principal Payment                                    12/15/23     10/15/11      6/15/07      7/15/05     12/15/03     12/15/01
Principal Lockout (months)                                       0            0            0            0            0            0
Principal Window (months)                                      324          178          126          103           84           60
Yield @ Par                                                   5.79%        5.79%        5.79%        5.79%        5.79%        5.79%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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ContiMortgage Home Equity Loan Trust, Series 1996-4
(October 31, 1996 Preliminary Cut-Off Date)                               Update
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This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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Fixed Rate Home Equity Loans

Weighted Average Home Equity Ratio (2nd Liens):    38.95%      (6.50% to 97.58%)

Adjustable Rate Home Equity Loans

ARM Adjustment Type:             "3 / 27"       " 2 / 28"         "6 Month"
                                 --------       ---------         ---------
                                   4.43%          15.50%           80.06%

Distribution by Loan Type
                                 Number of                        Percentage of
                        Loan    Home Equity       Aggregate         Aggregate
                        Type       Loans        Loan Balance      Loan Balance

                     Balloon           8         $579,195.06            0.29%
                 Non Balloon       2,447      196,077,208.09           99.71%
                               -------------------------------------------------

                       Total       2,455     $196,656,403.15          100.00%
                               =================================================

Prepayment Scenario Tables

Class A-10 (to maturity)
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Prepayment Scenario            Scenario I         Scenario II      Scenario III      Scenario IV       Scenario V        Scenario VI
CPR%                              0.00%              8.00%            16.00%            21.00%            24.00%            32.00%
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Average Life (years)                21.62              9.39              5.22              3.96              3.43              2.48
Duration                            11.57              6.20              3.96              3.16              2.81              2.12
First Principal Payment           1/15/97           1/15/97           1/15/97           1/15/97           1/15/97           1/15/97
Last Principal Payment            8/15/26           3/15/26           5/15/22          10/15/17           5/15/15           6/15/10
Principal Lockout (months)              0                 0                 0                 0                 0                 0
Principal Window (months)             356               351               305               250               221               162
Yield @ Par                          5.79%             5.81%             5.81%             5.80%             5.81%             5.81%
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Class A-10 (to call)
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Prepayment Scenario            Scenario I         Scenario II      Scenario III      Scenario IV       Scenario V        Scenario VI
CPR%                              0.00%              8.00%            16.00%            21.00%            24.00%            32.00%
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Average Life (years)                21.24              7.92              4.59              3.54              3.01              2.17
Duration                            11.49              5.71              3.67              2.95              2.57              1.92
First Principal Payment           1/15/97           1/15/97           1/15/97           1/15/97           1/15/97           1/15/97
Last Principal Payment           12/15/23          10/15/11           6/15/07           7/15/05          12/15/03          12/15/01
Principal Lockout (months)              0                 0                 0                 0                 0                 0
Principal Window (months)             324               178               126               103                84                60
Yield @ Par                          5.79%             5.79%             5.79%             5.79%             5.79%             5.79%
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